EXHIBIT 23.7

                                   CONSENT

      The undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of TRIAD.

October 8, 1997

                                            /S/ KENT J. WILKEN
                                                Kent J. Wilken